UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 29, 2003

Date of Report (Date of earliest event reported)

MESABA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1720
150 South Fifth Street
Minneapolis, MN 55402

(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021

(Registrant’s Telephone Number, including Area Code)

ITEM 7                   FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

Exhibit 99                                             Press release reporting financial results for the fiscal quarter ended June 30, 2003, dated July 29, 2003.

ITEM 12.                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2003, the registrant publicly announced financial results for the fiscal quarter ended June 30, 2003.  For further information, please refer to the press release attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003

MESABA HOLDINGS, INC.

	By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer and Treasurer